                                                                    Exhibit 10.7

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Third Amendment to Loan and Security Agreement (the "Third Amendment") is made as of this 13th day of June, 2001 by and between

         Fleet Retail Finance Inc. f/k/a BankBoston Retail Finance Inc. (the "Agent"), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts) for the Lenders party to the Agreement (defined below), and

         The Lenders party to the Agreement (defined below), and

         Aeropostale, Inc., f/k/a MSS Delaware, Inc. (the "Borrower"), a Delaware corporation with its principal executive offices at 1372 Broadway, New York, New York 10018 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on July 31, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement (as amended and in effect, the "Agreement"); and

         WHEREAS, the Agent, the Lenders and the Borrower desire to modify certain provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended as follows:

                  (a) The definition of "Commitment" is hereby deleted in its entirety, and the following substituted in its stead:

                           "COMMITMENT": Subject to 2-23, as follows:


LENDER                   DOLLAR COMMITMENT       COMMITMENT
                                                 PERCENTAGE
Fleet Retail Finance        $35,000,000.00           63.64%
Inc.

IBJ Whitehall               $20,000,000.00           36.36%
Business Credit
Corporation

                  (b) The definition of "Eurodollar Margin" is hereby deleted in its entirety, and the following substituted in its stead:

                           "EURODOLLAR MARGIN": Shall mean 1.75% during the
                                    period commencing June 13, 2001 through and including December 31, 2001. Thereafter, commencing January 1, 2002 and on the first day of each calendar quarter thereafter, the Eurodollar Margin shall be adjusted based upon the Borrower's aggregate daily Excess Availability for the immediately preceding calendar quarter divided by the total number of days in such immediately preceding calendar quarter.




LEVEL           EXCESS AVAILABILITY            Eurodollar
                                                 Margin
-----           -------------------            ----------
    I   Greater than or equal to $20,000,000       1.50%

   II   Greater than or equal to $15,000,000       1.75%
             and less than $20,000,000

  III          less than $15,000,000               2.00%

                  (c) The definition of "Fixed Charge Coverage Ratio" is hereby deleted in its entirety.

                  (d) The definition of "Loan Ceiling" is hereby amended by deleting the following therefrom:

                           $45,000,000.00

                           and substituting the following in its stead:

                           $55,000,000.00

                  (e) The definition of "Maturity Date" is hereby amended by deleting the following therefrom:

                           July 31, 2001

                           and substituting the following in its stead:

                           July 31, 2004

                  (f) The definition of "Inventory Advance Rate" is hereby deleted in its entirety, and the following substituted in its stead:

                           "INVENTORY ADVANCE RATE": The following percentages
                                    of Retail during the month indicated:


    MONTH               PERCENTAGE OF RETAIL
January                 25.0%

February                28.5%

March                   28.5%

April                   28.5%

May                     29.5%

June                    29.5%

July                    33.0%

August                  33.0%

September               33.0%

October                 34.0%

November                34.0%

December                25.0%

                  (g)      The following new definitions are hereby added to the
                           Agreement:

                           (i) "AMENDMENT FEE LETTER": That letter, styled the "Amendment Fee Letter" between the Borrower and the Agent, dated as June 13, 2001, as such letter may from time to time be amended.

                           (ii) "EXCESS AVAILABILITY": As of the date of determination, the excess of the amount which is calculated pursuant to paragraph 2-1(b)(ii)(B) of the definition of Borrowing Base on such date as reflected on the Loan Account over the aggregate of (i) the then unpaid principal balance of the Loan Account, (ii) the then Stated Amount of all L/C's, and (iii) the Unreimbursed L/C Obligations (as defined in Section 2-1(b)(i)(D).

                           (iii) "THIRD AMENDMENT" Shall mean that certain Third Amendment to Loan and Security Agreement dated June 13, 2001 by and among the Borrower, the Agent and the Lenders.

         3. Amendment to Article 2. The provisions of Section 2-14 are hereby amended by deleting the table appearing therein and substituting the following new table:

        TERMINATION DATE                               FEE
June 13, 2001 through June 13, 2002           1.0% of the Commitment

June 14, 2002 through June 13, 2003           0.5% of the Commitment

After June 14, 2003                           0

         4.       Amendments to Article 4.

                  (a) The provisions of Section 4-5(a)(i) are hereby deleted in their entirety, and the following substituted in their stead:

                           (i) 1372 Broadway, New York, New York 10020

                  (b) The provisions of Section 4-5(a)(ii) are hereby amended by inserting the following text after the words "EXHIBIT 4-5":

                                    , as such EXHIBIT may be amended from time to time,

         5.       Amendments to Article 5.

                  (a) The provisions of Section 5-1(e) are hereby amended by inserting the following text at the end thereof;

                                    , except in connection with an initial
                                    public offering of the Borrower's capital stock.

                  (b) The provisions of Section 5-10(c) are hereby amended by deleting the following provision from the last line thereof:

                                    $40,000.00

                           and substituting the following in its stead:

                                    $45,000.00

         6. Amendment to Financial Performance Covenants. Exhibit 5-12(a) is hereby deleted in its entirety, and is replaced by Exhibit 5-12(a) attached hereto and incorporated herein by reference.

         7. Amendment Fee. As compensation for the commitments of the Lenders to enter into this Third Amendment with the Borrower and to continue to make loans and advances to the Borrower and as compensation for such Lenders' respective maintenance of sufficient funds available for such purpose, such Lenders have earned an Amendment Fee to be paid at the times and in the amounts as set forth the Amendment Fee Letter.

         8. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and hereby represents that no Events of Default exist under the Loan Documents. The Borrower further ratifies and confirms that any and all Collateral previously granted to the Agent continues to secure the existing Liabilities as well as the Liabilities as amended hereby, and any future Liabilities. Except as set forth on Schedule A hereto, there have been no changes to the Exhibits to the Agreement and the other Loan Documents.

         9. Conditions to Effectiveness. This Third Amendment shall be become effective upon the satisfaction of the following conditions precedent:

                  (a) This Third Amendment shall have been duly executed and delivered by each of the Borrower, the Lenders and the Agent and shall be in full force and effect. The Agent shall have received a fully executed copy of this Amendment.

                  (b) The Borrower and the Agent shall have entered into the Amendment Fee Letter, and the Borrower shall have paid to the Agent, the Amendment Fee.

                  (c) The Borrower shall have delivered to the Agent its Secretary's Certificate with certified copies of (i) Incumbency Certificate; (ii) Specimen Signatures; and
                           (iii) Resolutions.

                  (d) All proceedings in connection with the transactions contemplated by this Third Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request. Further, the Borrower shall have delivered to the Agent such additional documents which the Lender may reasonably request.

                  (e) The Borrower shall have paid all reasonable costs and expenses of the Agent including, without limitation, all attorneys' fees and expenses incurred by the

                           Agent in connection with the Agreement, the Loan Documents, and the preparation, negotiation and execution of this Third Amendment.

         10.      Miscellaneous.

                           (a) This Third Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This Third Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (c) Any determination that any provision of this
                  Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.

                           (d) The Borrower shall pay on demand all costs and
                  expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

                           (e) The Borrower warrants and represents that the
                  Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Third Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this Third Amendment.

                           (f) The Borrower acknowledges and agrees that the
                  Borrower does not have any claims, counterclaims, offsets, or defenses against any Lender or the Agent directly or indirectly relating to the Borrower's relationship with, and/or the Borrower's Liabilities, and to the extent that the Borrower has or ever had any such claims, counterclaims, offsets, or defenses against any of the Lenders or the Agent, the Borrower affirmatively WAIVES the same. The Borrower, and for its representatives, successors and assigns, hereby RELEASES, and forever discharges the Lenders and the Agent and their respective officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof.


                  [remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the parties have hereunto caused this Third Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                        AEROPOSTALE, INC.
                                                     ("Borrower")

                                        By:  /s/ John S. Mills
                                           ------------------------------------

                                        Name:  John S. Mills
                                             ----------------------------------

                                        Title:  President
                                              ---------------------------------


                                        FLEET RETAIL FINANCE INC.
                                                       ("Agent")


                                        By:  /s/ Timothy R. Tobin
                                           ------------------------------------

                                        Name:  Timothy R. Tobin
                                             ----------------------------------

                                        Title:  Vice President
                                              ---------------------------------


                                                     The "Lenders"

                                        FLEET RETAIL FINANCE INC.


                                        By: /s/ Timothy R. Tobin
                                           ------------------------------------

                                        Name:  Timothy R. Tobin
                                             ----------------------------------

                                        Title:  Vice President
                                              ---------------------------------

                                        IBJ WHITEHALL BUSINESS CREDIT
                                        CORPORATION


                                        By:  /s/ Dan Buano
                                           ------------------------------------

                                        Name:  Dan Buano
                                             ----------------------------------

                                        Title:  Assistant Vice President
                                              ---------------------------------

                                 EXHIBIT 5-12(a)
                         FINANCIAL PERFORMANCE COVENANTS

         1. MINIMUM EBITDA: The Borrower shall not permit or suffer its EBITDA, tested as of the last day of each month, (i) on a cumulative basis for the months ending June 2, 2001 through and including February 2, 2002 as set forth in the table below, and (ii) thereafter tested monthly on a trailing 12 month basis, to be less than the following.

                                 MINIMUM EBITDA
                                   $ THOUSANDS


PERIOD ENDING                                                  Minimum EBITDA
four months ending June 2, 2001                                        (4,900)

five months ending July 7,  2001                                       (7,000)

six months ending August 4, 2001                                       (9,500)

seven months ending September 1,  2001                                 (2,000)

eight months ending October 6, 2001                                      4,500

nine months ending November 3, 2001                                      5,250

ten months ending December 1, 2001                                       9,750

eleven months ending January 5, 2002                                    25,750

twelve months ending February 2, 2002                                   22,500

thereafter, as of the end of each calendar                              22,000
month

         2. CAPITAL EXPENDITURES: (a) The Borrower shall not suffer or permit its Capital Expenditures to exceed the following amounts for the periods indicated:

                                   $ THOUSANDS


FISCAL PERIOD ENDING                                           MAXIMUM CAPITAL
                                                               EXPENDITURES
three months ending  August 4, 2001                                     10,000

three months ending November 3, 2001                                     4,500

three months ending February 2, 2002                                     1,100

three months ending May 4, 2002                                          3,000

three months ending  August 3, 2002                                      7,750

three months ending November 2, 2002                                    11,000

three months ending February 1, 2003                                     3,000

three months ending  May 3, 2003                                         3,000

three months ending August 2, 2003                                       7,750

three months ending November 1, 2003                                    11,000

three months ending January 31, 2004                                     4,500

three months ending May 1, 2004                                          3,500

         (b) Commencing with the Borrower's fiscal period ending August 4, 2001, in the event that the aggregate amount of Capital Expenditures for each fiscal period described in the table above does not exceed the amount so permitted for such period, the amount which is equal to the difference between the amount of Capital Expenditures actually incurred during such period and the amount permitted for such period may be carried over to the subsequent periods for the purposes of calculating Capital Expenditures in such subsequent periods; provided however, the aggregate amount of all Capital Expenditures shall not exceed the following amounts as of the end of the following fiscal years:

                                   $ THOUSANDS


FISCAL PERIOD ENDING                                           MAXIMUM CAPITAL
                                                               EXPENDITURES
August 3, 2002                                                          16,350
August 3, 2003                                                          24,750
Nine months ending May 1, 2004                                          19,000

         (c) Notwithstanding the provisions of subparagraph (b) above, for purposes of calculating Maximum Capital Expenditures for the Borrower's fiscal year ending August 3, 2002, the Borrower may increase the $16,350,000.00 limit provided for in the table in subparagraph (b) above by the 2001 Carryover. As used herein, "2001 Carryover" shall mean that amount which is equal to (i) $10,000,000.00 MINUS (ii) the amount of Capital Expenditures actually incurred by the Borrower during the three (3) month period ending August 4, 2001, provided however, in no event shall a negative difference reduce the amount provided for in the table in subparagraph (b) above.

         (d) In the event that the Borrower's EBITDA exceeds $30,000,000 during any fiscal year, that amount which exceeds $30,000,000 (the "Excess Amount") during such fiscal year shall be added to the Capital Expenditures permitted hereunder as set forth in Table 2(a) above for the subsequent fiscal year; provided, however, 25% of such Excess Amount shall be allocated ratably to each fiscal quarter of such fiscal year.

         (e) For purposes of calculating Capital Expenditures hereunder, there shall not be included within the definition of Capital Expenditures any amounts which the Borrower's landlords have furnished the Borrower with an allowance or credit therefor or which are otherwise payable by such landlords.

                                   Schedule A
               Changes to Exhibits to Agreement and Loan Documents
                                      none